BANK BORROWINGS - Bank borrowings (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
BANK BORROWINGS
Short-term bank borrowings	$ 33,684	¥ 234,500	¥ 50,000
Long-term bank borrowings, current portion	4,668	32,500	75,284
Bank borrowings, current portion, Total	38,352	267,000	125,284
Long-term bank borrowings, non-current portion	11,419	79,500	112,000
Total bank borrowings	$ 49,771	¥ 346,500	¥ 237,284